       1                                            EXHIBIT 10.1

                                   AMENDED SCHEDULE TO
                                INDEMNIFICATION AGREEMENT

The Indemnification Agreements between Sun Company, Inc. and the directors and executive officers named below are identical in all material respects.

            Officer                                 Date of Agreement
            -------                                 -----------------

      Robert M. Aiken, Jr.                          February 1, 1996
      Robert H. Campbell                            February 1, 1996
      John G. Drosdick                              February 1, 1997
      Jack L. Foltz                                 February 1, 1996
      Deborah M. Fretz                              February 1, 1996
      Thomas W. Hofmann                             February 1, 1996
      David E. Knoll                                February 1, 1996
      Joseph P. Krott                               July 1, 1998
      Robert W. Owens                               February 6, 1997
      Malcolm I. Ruddock, Jr.                       February 1, 1996
      David C. Shanks                               February 17, 1997
      Sheldon L. Thompson                           February 1, 1996


            Director                                Date of Agreement
            --------                                -----------------

      Raymond E. Cartledge                          February 1, 1996
      Robert E. Cawthorn                            February 1, 1996
      Mary J. Evans                                 February 1, 1996
      Thomas P. Gerrity                             February 1, 1996
      Rosemarie B. Greco                            May 7, 1998
      James G. Kaiser                               February 1, 1996
      Robert D. Kennedy                             February 1, 1996
      R. Anderson Pew                               February 1, 1996
      William F. Pounds                             February 1, 1996
      G. Jackson Ratcliffe                          May 7, 1998
      Alexander B. Trowbridge                       February 1, 1996